Acquisition of Business (Details) - Schedule of purchase price allocation $ in Thousands	Jun. 01, 2019 USD ($)
Schedule of purchase price allocation [Abstract]
Cash paid	$ 1,895
Contingent Consideration		[1]
Total acquisition price	1,895
Recognized amounts of identifiable assets acquired:
Intangible assets, net	953	[2]
Property and equipment, net	91
Inventory	380
Loss Contracts	(614)	[3]
Net assets acquired	810
Goodwill	$ 1,085	[4]

[1]	The Company measured the fair value of the contingent consideration upon the completion of the acquisition (June 2019) at Zero. The performance of the acquired business up to August 2020 has not met the profitability goals for contingent payment. Accordingly, no Contingent Consideration was required to be paid.
[2]	The fair value adjustment estimate of identifiable intangible assets were determined using the “income approach”, which is a valuation technique that estimates the fair value of an assets based on market participants’ expectations of the cash flow an assets would generate over its remaining useful life.
[3]	Loss contracts - management identified certain contracts of the acquired operations of Imdecol as loss contracts as it was determined that the unavoidable costs of meeting the obligations assumed under such contracts (i.e. the expected manufacturing costs and service costs including labor expenses) exceed the expected future economic benefits to be received. Those loss contracts were recognized as a liability at fair value as of the acquisition date.
[4]	As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $1,085. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets net of the fair value. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8B).